Exhibit 10.44

CODE: QHWZ/JL-021

CONTRACT NUMBER: 11 DAI-2008-68

CONTRACT OF MATERIAL RESERVES AND SALES

Signing site: DunHuang, Gansu Province	Signing date: April 24, 2008

Party A: PetroChina QingHai Oilfield Co., Ltd.

Party B: Beijing BHD Petroleum Technology Co., Ltd.

To secure the normal production of Party A, on a principle of equality and mutual benefit, the two parties reach agreements as follows:

1.	Name and specification of the goods (“product”, “equipment”): See the appendix

2.	Quality request and technical standard: See the appendix

3.	Quantity of the consignment stock: the quantity will be defined in line with phone notice which made by the Party B

4.	There are two types of consignment stocks which are specifically set forth in the appendix.

5.	Location of reserved stock: Material supply station of HuaTuGou warehouse of QingHai Oilfield

6.	Manner of transportation, place of delivery and the freight: Transport through highway and railway; designated operating area is Qinghai Mangya Huatugou; Party A is responsible for all the freight.

7.	Responsibilities of Party A:

Party A shall provide the warehouse free of charge.

Party A is responsible for the inspection, conservation and distribution of the oil-extraction auxiliary.

Party A is responsible for damages of goods during the period of the consignment.

Party A shall notify Party B to issue the value-added tax (VAT) invoice and make the payment after the completion of inspection and tryout of each piece of equipment.

If there is any quality problem in the course of using the products, Party A shall notify Party B of the situation in time, so as to allow Party B to handle the problems properly.

8.	Responsibilities of Party B:

The products provided by Party B must meet the standards in the appendix.

Party B shall deliver the products to the designated operating area by Party A at a reasonable time.

Name of manufacturer, production date, product name and specification on the package are all required for those goods the Seller supplies. In addition, the quality certificates shall be attached.

If there is any quality problem in the course of using the products or any damages to the oil-layer, at that time, Party B shall be responsible for all the losses.

Ownership of the consignment stocks belongs to Party B. Party B shall manage the leftovers of the consignment stocks after the expiry date of this contract, unless there is a extending agreement or contract indicated.

9.	Payment:

9.1	All the unit price of the products shall be HuaTuGou’s prices.

9.2	The total sum shall be RMB600,750.

9.3	There is a 17% V.A.T contained in the total sum.

10.	Method of Payment:

10.1	The payment shall be transferred through the bank in terms of the VAT invoice issued by Party B.

10.2	Party B shall provide the information on the invoice, and issue the VAT invoice in strict conformance with the rules of the National Tax Bureau.

11.	Responsibilities for breach of contract: Pursuant to “Contract Law of the People’s Republic of China”

12.	Settlement of disputes: The parties should settle the disputes caused by the contract through negotiation. If the parties fail to reach agreement through negotiation, both parties agree to engage in legal proceedings at the signing location’s People’s court.

13.	Other terms:

13.1	The two parties shall deal with the issues which are not mentioned in this contract through negotiation.

13.2	The contract is in 5 copies, Party A holds 3 copies and Party B holds 2 copies of the contract.

13.3	The contract shall come into effect after the signature and seal of the two parties.

13.4	The period of validity of the contract is from March 17th , 2008 to March 17th, 2009.

13.5	Renewing of the contract depends on further negotiations of both parties after the expiry date of this contract.

13.6	The products provided by Party B shall not only meet the requirements of our department, but also meet the requirements of QHSE system of Party A.

Party A: PetroChina Qinghai Oilfield Co., Ltd.	Party B: Beijing BHD Petroleum Technology Co., Ltd.

Location: Mangya, Qinghai Province	Location: Changping district, Beijing

Legal representative:	Legal representative: Cheng Guangqiang

Entrusting agent:	Entrusting agent: Li Donglin

Deposit bank: [ ]	Deposit bank: [ ]

Account number: [ ]	Account number: [ ]

Tax number: [ ]	Tax number: [ ]

Postal code: 736202	Postal code: 102208

Phone number: [ ]	Phone number: [ ]

Fax number: [ ]	Fax number: [ ]

APPENDIX

Company: Beijing BHD Petroleum Technology Co., Ltd. Agreement No.: 11 Material l2008-68

Series No.	Name	Specification	Packing	Technical standard	Unit	Unit price	Rmark
1	Burnt sand	PR/SC/LH-1	25kg per woven bag	Q/SYLH0109-200 1 year of QGP	Ton	RMB 6750

2	Sand-fixing resin	PR-SCS/LH-1	200kg per iron barrel	Q/SYLH0109-200 1 year of QGP	Ton	RMB 29500

The product prices above are all Huatugou price, contain a VAT of 17% and all the freight.

Note: QGP = Quality Guarantee Period